                                                                     Exhibit 5.1

                    [LETTERHEAD OF WILLKIE FARR & GALLAGHER]

July 3, 2002


Ventas, Inc.
Vental Realty, Limited Partnership
Ventas Capital Corporation
Ventas LP Realty, L.L.C.
4360 Brownsboro Road, Suite 115
Louisville, Kentucky  40207-1642
Re: Registration Statement on Form S-3 (file no. 333-90756)
-----------------------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Ventas, Inc., a Delaware corporation ("Ventas"), Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP"), Ventas Capital Corporation, a Delaware corporation ("Ventas Capital"), and Ventas LP Realty, L.L.C., a Delaware limited liability company ("Ventas LLC," and, together with Ventas, Ventas LP and Ventas Capital, the "Registrants"), in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of $750,000,000 aggregate principal amount of senior and subordinated debt securities of Ventas (the "Ventas Debt Securities"), senior and subordinated debt securities of Ventas Realty and Ventas Capital (the "Subsidiary Debt Securities," and, together with the Ventas Debt Securities, the "Debt Securities"), the guarantees of the Subsidiary Debt Securities by Ventas (the "Ventas Guarantees"), the guarantees of the Subsidiary Debt Securities by Ventas LLC (the "Ventas LLC Guarantees"), preferred stock of Ventas (the "Preferred Stock"), depositary shares representing preferred stock of Ventas (the "Depositary Shares"), common stock of Ventas (the "Common Stock") and warrants of Ventas ("Warrants") entitling the holder to purchase from or sell to Ventas certain Securities (as defined below). The Debt Securities, Preferred Stock, Depositary Shares, Common Stock and Warrants are herein referred to collectively as the "Securities." The Securities may be issued from time to time by the Registrants after the registration statement to which this opinion is an exhibit (the "Registration Statement") becomes effective. The terms used herein, unless otherwise defined, have the meanings assigned to them in the Registration Statement.

         We have examined such documents as we have considered necessary for purposes of this opinion, including (i) the form of senior indenture (the "Senior Indenture"), between the applicable issuer(s) of the senior debt securities issuable thereunder and a trustee, (ii) the form of subordinated indenture (the "Subordinated

Ventas, Inc.
Vental Realty, Limited Partnership
Ventas Capital Corporation
Ventas LP Realty, L.L.C.
July 3, 2002
Page 2

         Indenture"), between the applicable issuer(s) of the subordinated debt securities issuable thereunder and a trustee, (iii) the form of deposit agreement between Ventas and a depositary ("Depositary") relating to the Depositary Shares, (iv) the Certificate of Incorporation, as amended, and the Third Amended and Restated By-Laws of Ventas, (v) the Certificate of Limited Partnership, as amended, and the First Amended and Restated Agreement of Limited Partnership of Ventas LP, (vi) the Certificate of Incorporation and By-Laws of Ventas Capital (vi) the Certificate of Formation and Limited Liability Company Agreement, as amended, of Ventas LLC and such other documents and matters of law as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic originals of all documents submitted to us as certified copies or photocopies. In rendering the opinions expressed below, we have relied on factual representations by officials of the Registrants and statements of fact contained in the documents we have examined.

A. Based on the foregoing, and subject to the qualifications and assumptions set forth below, we are of the opinion that:

         1. Upon the taking of appropriate corporate action by Ventas; the effectiveness of the Registration Statement under the Act; the qualification of the Senior Indenture or the Subordinated Indenture, as the case may be, under the Trust Indenture Act of 1939; the compliance with the "blue sky" laws of certain states; the due execution and delivery by Ventas, as issuer thereunder, and the other parties thereto of such Senior Indenture (the "Ventas Senior Indenture"), such Subordinated Indenture (the "Ventas Subordinated Indenture"), and each amendment of or supplement to the Ventas Senior Indenture or Ventas Subordinated Indenture, as the case may be (each such Indenture, as so amended or supplemented, being referred to as a "Ventas Indenture," and the trustee under any Ventas Indenture being referred to as a "Ventas Trustee"), assuming that the relevant Ventas Indenture is consistent with the form thereof filed as an exhibit to the Registration Statement, the Ventas Debt Securities will be duly and validly authorized and, when the Ventas Debt Securities are duly executed by Ventas, authenticated by the relevant Ventas Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Ventas Indenture and the applicable definitive purchase, underwriting or similar agreement, the Ventas Debt Securities will be valid and binding obligations of Ventas, entitled to the benefits of the relevant Ventas Indenture.

         2. Upon the taking of appropriate partnership action by Ventas LP; the taking of appropriate corporate action by Ventas Capital; the effectiveness of the Registration Statement under the Act; the qualification of such Senior Indenture or such Subordinated Indenture, as the case may be, under the Trust Indenture Act of 1939; the

Ventas, Inc.
Vental Realty, Limited Partnership
Ventas Capital Corporation
Ventas LP Realty, L.L.C.
July 3, 2002
Page 3


compliance with the "blue sky" laws of certain states; the due execution and delivery by Ventas LP and Ventas Capital, as issuers thereunder, and the other parties thereto of such Senior Indenture (the "Subsidiary Senior Indenture"), such Subordinated Indenture (the "Subsidiary Subordinated Indenture"), and each amendment of or supplement to the Subsidiary Senior Indenture or Subsidiary Subordinated Indenture, as the case may be (each such Indenture, as so amended or supplemented, being referred to as a "Subsidiary Indenture," and the trustee under any Subsidiary Indenture being referred to as a "Subsidiary Trustee"), assuming that the relevant Subsidiary Indenture is consistent with the form thereof filed as an exhibit to the Registration Statement, the Subsidiary Debt Securities will be duly and validly authorized and, when the Subsidiary Debt Securities are duly executed by Ventas LP and Ventas Capital, authenticated by the relevant Subsidiary Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Subsidiary Indenture and the applicable definitive purchase, underwriting or similar agreement, the Subsidiary Debt Securities will be valid and binding obligations of Ventas LP and Ventas Capital, entitled to the benefits of the relevant Subsidiary Indenture.

         3. Upon the taking of appropriate corporate action by Ventas and Ventas Capital; the taking of appropriate partnership action by Ventas LP; the effectiveness of the Registration Statement under the Act; the qualification of such Subsidiary Indenture under the Trust Indenture Act of 1939; the compliance with the "blue sky" laws of certain states; the due execution and delivery by Ventas LP and Ventas Capital, as issuers thereunder, Ventas, as guarantor thereunder, and the other parties thereto of such Subsidiary Indenture, and each amendment of or supplement to such Subsidiary Indenture, assuming that the relevant Subsidiary Indenture is consistent with the form thereof filed as an exhibit to the Registration Statement; the Ventas Guarantees will be duly and validly authorized and, when the Subsidiary Debt Securities are duly executed by Ventas LP and Ventas Capital, endorsed by Ventas, authenticated by the relevant Subsidiary Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Subsidiary Indenture and the applicable definitive purchase, underwriting or similar agreement, the Ventas Guarantees will be valid and binding obligations of Ventas, entitled to the benefits of the relevant Subsidiary Indenture.

         4. Upon the taking of appropriate corporate action by Ventas Capital; the taking of appropriate partnership action by Ventas LP; the taking of appropriate company action by Ventas LLC; the effectiveness of the Registration Statement under the Act; the qualification of such Subsidiary Indenture under the Trust Indenture Act of 1939; the compliance with the "blue sky" laws of certain states; the due execution and delivery by Ventas LP and Ventas Capital, as issuers thereunder, Ventas LLC, as

Ventas, Inc.
Vental Realty, Limited Partnership
Ventas Capital Corporation
Ventas LP Realty, L.L.C.
July 3, 2002
Page 4



guarantor thereunder, and the other parties thereto of such Subsidiary Indenture, and each amendment of or supplement to such Subsidiary Indenture, assuming that the relevant Subsidiary Indenture is consistent with the form thereof filed as an exhibit to the Registration Statement; the Ventas LLC Guarantees will be duly and validly authorized and, when the Subsidiary Debt Securities are duly executed by Ventas LP and Ventas Capital, endorsed by Ventas LLC, authenticated by the relevant Subsidiary Trustee and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the relevant Subsidiary Indenture and the applicable definitive purchase, underwriting or similar agreement, the Ventas LLC Guarantees will be valid and binding obligations of Ventas LLC, entitled to the benefits of the relevant Subsidiary Indenture.

         5. Upon the taking of appropriate corporate action by Ventas and its stockholders, including the approval of the terms of any class or series of Preferred Stock and the authorization of the execution and filing of a Certificate of Designation (a "Certificate") relating thereto with the Delaware Secretary of State, and the filing of the Certificate; the effectiveness of the Registration Statement under the Act; the compliance with the "blue sky" laws of certain states; the Preferred Stock will be duly and validly authorized, and, when certificates representing the shares of Preferred Stock are duly executed by Ventas, countersigned, registered and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement and the supplement or supplements to the Prospectus included therein and the applicable definitive purchase, underwriting or similar agreement, will be validly issued, fully paid and nonassessable.

         6. Upon the taking of appropriate corporate action by Ventas and its stockholders; the effectiveness of the Registration Statement under the Act; the compliance with the "blue sky" laws of certain states; the Common Stock will be duly and validly authorized, and, when the certificates representing shares of Common Stock are duly executed by Ventas, countersigned, registered and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement and the supplement or supplements to the Prospectus included therein and the applicable definitive purchase, underwriting or similar agreement, the Common Stock will be validly issued, fully paid and nonassessable.

         7. Upon the taking of appropriate corporate action by Ventas and its stockholders, including the authorization of the execution and filing of a Certificate relating to the underlying Preferred Stock with the Delaware Secretary of State; the effectiveness of the Registration Statement under the Act; the compliance with the "blue sky" laws of certain states; the due execution and delivery by the parties thereto of a deposit agreement relating to Depositary Shares, and each amendment thereof or supplement thereto (each such Deposit Agreement, as so amended or supplemented,

Ventas, Inc.
Vental Realty, Limited Partnership
Ventas Capital Corporation
Ventas LP Realty, L.L.C.
July 3, 2002
Page 5


being referred to as a "Deposit Agreement"), assuming that the relevant Deposit Agreement is consistent with the form thereof filed as an exhibit to the Registration Statement; the shares of Preferred Stock underlying such Depositary Shares have been deposited with a bank or trust company (which meets the requirements for the Depositary set forth in the Registration Statement or in the supplement or supplements to the Prospectus included therein) under the applicable Deposit Agreement, the Depositary Shares will be duly and validly authorized, and, when the depositary receipts evidencing rights in the Depositary Shares are duly executed by the relevant Depositary and registered, and the Depositary Shares are sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the Deposit Agreement and the applicable definitive purchase, underwriting or similar agreement, will be validly issued and will entitle the holders thereof to the rights specified in the Deposit Agreement and the depositary receipts evidencing rights therein.

         8. Upon the taking of appropriate corporate action by Ventas and its stockholders; the effectiveness of the Registration Statement under the Act; the compliance with the "blue sky" laws of certain states; the due execution and delivery by the parties thereto of a Warrant Agreement relating to Warrants, and each amendment thereof or supplement thereto (each such Warrant Agreement, as so amended or supplemented, being referred to as a "Warrant Agreement"), assuming that the relevant Warrant Agreement is consistent with the description thereof contained in the Registration Statement and the legality and validity of the Securities (other than Warrants) underlying such Warrants, the Warrants will be duly and validly authorized, and, when the Warrants are duly executed by Ventas, authenticated by the warrant agent and sold and delivered at the price and in accordance with the terms set forth in the Registration Statement, the supplement or supplements to the Prospectus included therein and the Warrant Agreement and the applicable definitive purchase, underwriting or similar agreement, will be valid and binding obligations of Ventas and will entitle the holders thereof to the rights specified in the Warrant Agreement.

B. The foregoing opinions are subject to the following assumptions, qualifications and exceptions:

         1. We are members of the bar of the State of New York, and the opinions expressed herein are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States as in effect on the date of this opinion typically applicable to transactions of the type contemplated by this opinion and to the specific legal matters expressly addressed herein, and no opinion is expressed or implied with respect to the laws of any other jurisdiction or any legal matter not expressly addressed herein.

Ventas, Inc.
Vental Realty, Limited Partnership
Ventas Capital Corporation
Ventas LP Realty, L.L.C.
July 3, 2002
Page 6



         2. The opinions set forth above are qualified in that the legality or enforceability of the documents referred to therein may be (a) subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (b) limited insofar as the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any enforcement thereof may be brought, and (c) subject to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing Insofar as provisions of any of the documents referenced in this opinion letter provide for indemnification or contribution, the enforcement thereof may be limited by public policy considerations.

         3. We express no opinion as to provisions of the documents referenced in this opinion letter insofar as such provisions relate to (i) the subject matter jurisdiction of a United States Federal court to adjudicate any controversy relating to such documents, (ii) the waiver of inconvenient forum with respect to proceedings in any such United States Federal court, (iii) the waiver of right to a jury trial, (iv) the validity or enforceability under certain circumstances of provisions of the documents with respect to severability or any right of setoff, or (v) limitations on the effectiveness of oral amendments, modifications, consents and waivers.

         4. No person or entity other than you may rely or claim reliance upon this opinion letter.

         5. This letter speaks only as of the date hereof and is limited to present statutes, regulations and administrative and judicial interpretations. We undertake no responsibility to update or supplement this letter after the date hereof.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Validity of the Securities Offered" in the Prospectus. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Act.

Very truly yours,

/s/ Willkie Farr & Gallagher